UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 2, 2014

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 2, 2014, Verso Paper Holdings LLC (“Verso Holdings”), an indirect wholly-owned subsidiary of Verso Paper Corp. (“Verso” and, together with Verso Holdings, the “Registrants”), and Verso Paper Inc., a wholly owned subsidiary of Verso Holdings (together with Verso Holdings, the “Issuers”) launched offers to exchange (i) new Second Priority Adjustable Senior Secured Notes (the “New Second Lien Notes”) and warrants issued by Verso that will be mandatorily convertible into shares of Verso common stock immediately prior to Verso’s acquisition of NewPage Holdings Inc. (“Warrants”) for any and all of the Issuers’ outstanding 8.75% Second Priority Senior Secured Notes due 2019 (the “Old Second Lien Notes”) and (ii) new Adjustable Senior Subordinated Notes (the “New Subordinated Notes”) and Warrants for any and all of the Issuers’ outstanding 11 3⁄8% Senior Subordinated Notes due 2016 (the “Old Subordinated Notes”).

In connection with the exchange offers for the Old Second Lien Notes and the Old Subordinated Notes (the “Exchange Offers”), the Issuers will solicit consents to amend the Old Second Lien Notes, the Old Subordinated Notes and the indentures governing the Old Second Lien Notes and the Old Subordinated Notes (the “Consent Solicitations”). The proposed amendments, which will require the consent of a majority in outstanding aggregate principal amount of the Old Second Lien Notes and Old Subordinated Notes, respectively, will eliminate or waive substantially all of the restrictive covenants, eliminate certain events of default, modify covenants regarding mergers and transfer of assets, and modify or eliminate certain other provisions. In addition, the consents with respect to the Old Second Lien Notes will authorize a release of the liens and security interests in the collateral securing the Old Second Lien Notes. In order to be effected, the collateral release must be consented to by the holders of at least two-thirds in outstanding aggregate principal amount of the Old Second Lien Notes.

The terms and conditions of the Exchange Offers and Consent Solicitations are set forth in the Issuers’ Confidential Offering Memorandum and Consent Solicitation Statement, dated July 2, 2014 (the “Offering Memorandum”). A copy of the news release announcing the Exchange Offers and Consent Solicitations is included as Exhibit 99.1 to this report and is incorporated by reference herein.

The Registrants are disclosing under Item 7.01 of this Current Report on Form 8-K the foregoing information and the information included as Exhibit 99.2 to this report, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from the Offering Memorandum that is being disseminated in connection with the Exchange Offers described above.

This information (except insofar as such information is also set forth under Item 8.01 below) shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrants’ filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management’s current beliefs, expectations, and views with respect to future developments and their potential effects on the Registrants. Actual results could vary materially depending on risks and uncertainties that may affect the Registrants and their business. For a discussion of such risks and uncertainties, please refer to the Registrants’ filings with the Securities and Exchange Commission. Each of the Registrants assumes no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Important Additional Information

This material is not a substitute for the joint proxy and information statement/prospectus that Verso and/or NewPage Holdings Inc. (“NewPage”) would file with the SEC or any other documents which Verso and/or NewPage may send to their stockholders in connection with the transaction. Verso has filed a registration statement on Form S-4, containing a joint proxy and information statement/prospectus for Verso and NewPage with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT CONTAINING THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED, OR THAT WILL BE FILED, WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain copies of the registration statement containing the joint proxy and information statement/prospectus and all other relevant documents filed with the SEC free of charge at the SEC’s web site (www.sec.gov) or from Verso Investor Relations at (http://investor.versopaper.com/).

Item 8.01	Other Information

As described in Item 7.01 above, on July 2, 2014, the Issuers and Verso launched the Exchange Offers and Consent Solicitations. A copy of the news release announcing the Exchange Offers and Consent Solicitations is included as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included with this report and are being filed or furnished herewith:

Exhibit Number	Description of Exhibit

99.1	News release issued by Verso Paper Corp. on July 2, 2014, announcing the Exchange Offers and Consent Solicitations.

99.2	Disclosure in connection with the distribution of the Confidential Offering Memorandum and Consent Solicitation Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2014

VERSO PAPER CORP.

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News release issued by Verso Paper Corp. on July 2, 2014, announcing the Exchange Offers and Consent Solicitations.

99.2	Disclosure in connection with the distribution of the Confidential Offering Memorandum and Consent Solicitation Statement.